Investor Presentation December 4, 2006 www.bfcfinancial.com

Except for historical information contained herein, the matters discussed in this document contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the "Securities Act"), and Section 21E of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), that involve substantial risks and uncertainties. When used in this document the words "anticipate," "believe," "estimate," "may," "intend," "expect" and similar expressions identify certain of such forward-looking statements. Actual results, performance, or achievements could differ materially from those contemplated, expressed, or implied by the forward-looking statements contained herein. The reader should also be cautioned that net asset value calculations, current value of investment calculations and implied returns are based solely on BFC's internal unaudited calculations and, in part, on current stock market values, estimates, comparable company analyses and other factors and may not reflect the actual value that could be realized if those investments were sold and may not reflect the value of those investments in the future. These forward-looking statements are based largely on the expectations of BFC Financial Corporation ("the Company" or "BFC") and are subject to a number of risks and uncertainties that are subject to change based on factors which are, in many instances, beyond the Company's control. When considering those forward-looking statements, the reader should keep in mind the risks, uncertainties and other cautionary statements made in this report. The reader should not place undue reliance on any forward-looking statement, which speaks only as of the date made. This document also contains information regarding the past performance of our investments and the reader should note that prior or current performance of investments and acquisitions is not a guarantee or indication of future performance. Some factors which may affect the accuracy of the forward-looking statements apply generally to the financial services, investment banking, real estate development, homebuilding, resort development and vacation ownership, and restaurant industries, while other factors apply directly to us. Risks and uncertainties associated with BFC include, but are not limited to: the impact of economic, competitive and other factors affecting the Company and its subsidiaries, and their operations, markets, products and services; that BFC may not have sufficient available cash to make desired investments or to fund operations; that BFC shareholders' interests may be diluted in transactions utilizing BFC stock for consideration and investments in its subsidiaries may be diluted by transactions entered into by the subsidiaries; that the performance of entities in which the Company holds interests may not be as anticipated; and that BFC will be subject to the unique business and industry risks and characteristics of each entity in which an investment is made. With respect to BankAtlantic Bancorp the risks and uncertainties that may affect BankAtlantic Bancorp are: credit risks and loan losses and the related sufficiency of the allowance for loan losses; including the impact on the credit quality of BankAtlantic loans of changes in the real estate market; changes in interest rates and the effects of, and changes in, trade, monetary and fiscal policies and laws including the impact on the BankAtlantic's net interest margin; adverse conditions in the stock market, the public debt market and other capital markets and the impact of such conditions on BankAtlantic Bancorp activities and the value of its assets; BankAtlantic's seven-day banking initiative, new store expansion program, Orlando store expansion program and other growth, marketing or advertising initiatives not resulting in continued growth of low cost deposits or producing results which justify their costs; successfully opening the anticipated number of new stores in 2006 and 2007 and achieving growth and profitability at those new stores; the impact of periodic testing of goodwill and other intangible assets for impairment; and that past performance, actual or estimated new account openings and growth rates may not be indicative of future results. Further, this document contains forward-looking statements with respect to Ryan Beck & Co., a BankAtlantic Bancorp subsidiary, which are subject to a number of risks and uncertainties including, but not limited to the risks and uncertainties associated with: ability to implement a strategy to improve its operating results and return to profitability; operations, products and services, changes in economic or regulatory policies; the volatility of the stock market and fixed income markets, as well as its finance, investment banking and capital markets areas, including that the associated increased headcount will produce results which justify the increased expenses; and additional risks and uncertainties that are subject to change and may be outside of Ryan Beck's control. With respect to Levitt Corporation ("Levitt"), the risks and uncertainties that may affect Levitt are: the impact of economic, competitive and other factors affecting Levitt and its operations; the market for real estate generally and in the areas where Levitt has developments, including the impact of market conditions on Levitt's margins; the need to offer additional incentives to buyers to generate sales; the effects of increases in interest rates; Cancellation of existing sales and the ability to consummate sales contracts included in Levitt's backlog; Levitt's ability to realize the expected benefits of its expanded platform, technology investments, growth initiatives and strategic objectives; Levitt's ability to timely close land sales and to deliver homes from backlog, shorten delivery cycles and improve operational and construction efficiency; the realization of cost saving associated with reductions of workforce and the ability to limit overhead and costs commensurate with sales; the actual costs of disposition of Levitt's assets in the Tennessee operations may exceed current estimates; and Levitt's success at managing the risks involved in the foregoing. In addition to the risks and factors identified above and elsewhere in this document, reference is also made to other risks and factors detailed in reports filed by the Company, BankAtlantic Bancorp and Levitt Corporation with the Securities and Exchange Commission. The Company cautions that the foregoing factors are not all inclusive. Forward Looking Statements PLEASE READ CAREFULLY

Introduction

A diversified holding company based in Fort Lauderdale, Florida NYSE ARCA: BFF (Moved from NASDAQ: BFCF on June 22, 2006) 36.3 million shares outstanding1 Management owns 53% of the shares outstanding2 Market capitalization: $218.9 million3 Interests in: Retail & commercial banking Regional investment bank & brokerage Homebuilding Master planned community development Time share & vacation ownership International themed restaurant chain Miscellaneous real estate and venture capital investments Notes: Fully diluted shares outstanding as of November 30, 2006. I.R.E Realty Advisory Group owns 4,764,284 shares of BFC's Class A Common Stock and 500,000 shares of BFC's Class B Common Stock. Because BFC owns 45.5% of I.R.E Realty Advisory Group, 2,165,367 shares of Class A Common Stock and 227,250 shares of Class B Common Stock are eliminated from the number of shares outstanding for the purposes of computing earnings per share; however, these I.R.E Realty Advisory Group shares are included in the outstanding share count above and for certain other calculations, including the computation of market capitalization and net asset value per share. Management owns 19.2 million shares, including those owned by I.R.E. Realty Advisory Group. Percentage ownership calculated as actual management shares outstanding as of November 30, 2006 divided by fully diluted shares outstanding as of November 30, 2006. Market capitalization is based on fully diluted shares of 36.3 million outstanding as of November 30, 2006 and the weighted average stock price for the period November 1, 2006 to November 30, 2006 of fully diluted Class A and Class B shares outstanding of $6.04. Market capitalization based on basic shares outstanding is $216.4 million, which is calculated based on basic shares outstanding as of November 30, 2006 of 35.8 million and the weighted average stock price for the period November 1, 2006 to November 30, 2006 of basic Class A and Class B shares outstanding of $6.04. Overview

BFC's Strategy Invest in and acquire mid-market operating businesses Partner with superior management teams Long-term investment horizon Prefer control investments Diverse industries Use cash and/or BFC stock for acquisitions

Alan Levan Chairman and CEO of BFC and its predecessors since 1978 Chairman, President and CEO of BankAtlantic Bancorp (NYSE: BBX) and its predecessors since 1987 Chairman & CEO of Levitt Corporation (NYSE: LEV) and Chairman of Bluegreen Corp. (NYSE: BXG) Phil Bakes Managing Director of BFC since January 2004 President and founder of a Florida and New York-based advisory and merchant banking firm from 1990-2004, and various firm-led endeavors, including a leisure travel consolidation enterprise, 1999-2003 President/CEO of two major U.S. airlines from 1983 to 1990 Prior to business career from 1973-1980, served as an assistant Watergate prosecutor, counsel to several US Senate Subcommittees and General Counsel of a federal regulatory agency. John E. Abdo Vice Chairman of BFC since 1993 and Director since 1988 Vice Chairman of BankAtlantic Bancorp and its predecessors since 1987 Vice Chairman and President of Levitt Corporation and Vice Chairman of Bluegreen Director of Benihana, Inc. (NASDAQ: BNHN / BNHNA) since 1990 Glen Gilbert Executive Vice President of BFC since 2000, Chief Financial and Accounting Officer since 1987, Vice President and Chief Accountant 1980 to 1987 Senior Executive Vice President of Levitt Corporation since 2004, Executive Vice President and Chief Financial Officer 1999-July, 2004 Certified Public Accountant since 1970 and manager for KPMG from 1970 to 1980 Alan Levan John E. Abdo Phil Bakes Glen Gilbert BFC Management Team

BFC Portfolio

BFC Investments

BFC Investments 1985-2006 Phase I: Creating The Platform (1985 - 1997) BankAtlantic Bancorp Retail & Commercial Bank Phase II: Diversification (1997 - Present) Core Communities Land Developer 1997 Ryan Beck & Co. Investment Bank 1998 Levitt and Sons Homebuilder 1999 Bluegreen Corporation Vacation Ownership 2001 & 2002 Benihana Inc. Restaurant Chain 2004 & 2005

PHASE I Creating the Platform NYSE: BBX www.bankatlanticbancorp.com

Overview Founded in 1952 as federally chartered savings bank 86 branches open 7 days a week $6.6 billion in assets and $3.7 billion in deposits as of 9/30/2006 BFC owns approximately 22% of BankAtlantic Bancorp, representing 55% of total voting power Transaction History Local institution with shareholders known by BFC principals BFC invested approximately $45 million in the mid-1980's and acquired control in 1987 Pre-Acquisition Underperforming thrift lacking strategic direction Post-Acquisition BFC took over leadership of the bank Reduced the size of the bank substantially to establish a strong capital platform and market position Transformed from a classic thrift to a retail and commercial bank model Capitalized the bank to provide a platform for growth Created a high growth "retail" oriented culture and image to attract low cost deposits while growing the commercial loan portfolio with a conservative underwriting culture Plans to open over 40 new branches during 2006-2008, including expansion into the Orlando market, with the total number of branches expected to exceed 120 by late 2008.

BankAtlantic Performance Operating Net Income The year ended 12/31/04 excludes a gain of $22.8 million from a litigation settlement and an $11.7 million expense resulting from early redemption of debt. 2004 EPS were $1.00 excluding the effect of these items. Net income for 2004 was $70.8 million, including the previously mentioned items. The 9 months ended 9/30/2005 excludes an impairment charge of $2.4 million on BankAtlantic's former headquarters building (abandoned during the June 2005 quarter). For the year ended 12/31/05 this impairment charge totaled $3.7 million. Additionally, the year ended 12/31/05 excludes a $10 million reserve for compliance matters. EPS for the nine month period were $0.99 and for all of 2005 were $1.12 excluding the effect of these items. (Dollars in Millions) Fully Diluted Earnings per Share 19% CAGR 12% CAGR

BankAtlantic Performance Stock Price Graph Notes: Return calculated by discounting all cash flows from time of BFC's investment, including ending value based upon average market value (11/1/06 - 11/30/06) of BankAtlantic Bancorp, plus $19.3 million in dividends received since initial investment and stock sales of $21.5 million. 11% Annualized 379% Absolute ($ in millions) Total BFC Investment From 1987 - 1993 Total Current Value (a) (a)

PHASE II Diversification - 1997 - 2006

NYSE: LEV www.levittcorporation.com

Overview of Levitt Corporation Created as holding company by BFC subsidiary, BankAtlantic Bancorp, to hold two separately acquired businesses. Homebuilding and land development in the Southeastern United States. Operates primarily through Core Communities and Levitt and Sons, which were separately acquired by BankAtlantic Bancorp in 1997 and 1999, respectively. Spun-off from BankAtlantic Bancorp on December 31, 2003. Completed $125 million common stock offering in the spring of 2004. Substantial investments in infrastructure, systems and executive talent in 2005-2006 to support a "national platform" and sustainable future growth. BFC owns approximately 17% and controls approximately 53% of the total shareholder vote of Levitt Corporation.

www.corecommunities.com

Overview

- **Core Communities (formerly St. Lucie West Holding Company) is a master-planned community developer since 1996.**


St. Lucie
West

Transaction History

- Purchased in 1997 by BFC subsidiary, BankAtlantic Bancorp
- $20 million purchase price
- Additional $4.8 million invested by BankAtlantic Bancorp
- Pre-transaction relationship with management

Pre Acquisition

- Owned by a private investment fund
- Company was capital constrained

Post Acquisition

- Core was sufficiently capitalized
- Became one of the leading master-planned community developers in the country
- St. Lucie West project was ranked as the 6th fastest selling master-planned community in 2003 [1]
- Tradition™ Florida, an 8,200-acre community ranked the 8th fastest selling master-planned community in 2004 [1], is planned to ultimately feature up to 18,000 residences as well as 8.5 million square feet of commercial space including a commercial town center and a world-class corporate park
- Recently began development of Tradition™ South Carolina, an approximate 5,400-acre parcel of land located adjacent to Hilton Head Island and Bluffton, South Carolina that is planned to ultimately include up to 9,500 residences and 1.5 million square feet of commercial space

(1) Source: Robert Charles Lesser & Co.

18

www.levittandsons.com

Building a Proud Legacy

Overview Pre-Acquisition Residential Homebuilder retrenched over the years. Privately owned with free cash flow up-streamed to parent and not reinvested for growth Management was restricted with no growth capital Post-Acquisition Supported management's vision for growth Facilitated growth financing and allowed Levitt and Sons to reinvest earnings Established independent Board of Directors at parent company and Board level investment committee to manage growth Increased active homebuilding communities from 3 in Florida in 1999 to 52 in 2006 in Florida, Tennessee, Georgia, and South Carolina Specializes in design and development of Active Adult and family communities. Levitt and Sons (and its predecessors), "America's Oldest Homebuilder," commenced operations in 1929 and was one of the first developers of suburban communities including the famed Levittown communities in the Northeast Transaction History Purchased in 1999 by BFC subsidiary, BankAtlantic Bancorp $27 million purchase price Prior banking relationship with Levitt and Sons as well as relationship with veteran management team

Levitt Corporation Performance Consolidated Revenue (a) Consolidated Net Income (b)(c) (Dollars in Millions) (Dollars in Millions) 64% CAGR 40% CAGR Notes: Includes only sales of real estate and related revenue. Levitt owns 31% of Bluegreen Corporation. Bluegreen restated its financial statements for the first three quarters of fiscal 2005 and the fiscal years ended December 31, 2003 and 2004 due to certain misapplications of GAAP in the accounting for sales of the Company's vacation ownership notes receivable and other related matters. See Bluegreen's Current Report on Form 10-K dated March 16, 2006 for additional details regarding the restatement. Levitt recorded the cumulative effect of the restatement in the year ended December 31, 2005 as a $1.3 million pre-tax reduction to the carrying value of their investment. This adjustment was recorded as a $2.4 million cumulative reduction of pre-tax earnings and a $1.1 million increase in unrealized gains. Levitt Corporation recorded earnings of $2.1 million associated with their investment in Bluegreen for the first half of 2006 compared to earnings of $6.9 million in the corresponding 2005 period. Effective January 1, 2006 Bluegreen was required to adopt SFAS #152, "Accounting for Real Estate Time-sharing Transactions" (the "SOP"), which changes the rules for many aspects of timeshare accounting, including revenue recognition, inventory costing, and incidental operations. The adoption of SFAS #152 resulted in a net charge of $4.5 million. See Bluegreen's Quarterly Report on Form 10-Q dated August 9, 2006 for additional details regarding the charge.

Levitt Corporation Performance Stock Price Graph Notes: Return calculated by discounting all cash flows from time of investment, including ending value based upon average market value of LEV from 11/1/06 through 11/30/06 and total dividends of $3.0 million received in 2004 through 2006. Investments in Levitt Corporation were made by BFC subsidiary, BankAtlantic Bancorp. Excludes results of Levitt Corporation's investment in Bluegreen which is separately presented later in this presentation. Based on the value of 14.8 million shares of Levitt Corporation originally owned by BankAtlantic Bancorp that were spun-off to BankAtlantic Bancorp's shareholders on 12/31/03. This calculation, therefore, excludes the current value of the 5.0 million new shares issued by Levitt Corporation in its April 2004 public offering. 7% Annualized 84% Absolute ($ in millions) (b) Total Investment From 1997 - 1999 Total Current Value (a) (a)

www.ryanbeck.com

Overview Pre-Acquisition Publicly owned company Management desired strong financial platform and flexibility to pursue strategic initiatives Post-Acquisition Provided sound platform of financially solid parent Supported the management team's growth of the business Facilitated acquisition of assets of Gruntal & Co. which added 400 consultants and $13 billion in client assets Grown from 300 employees at time of acquisition to approximately 1,100 employees in 45 offices throughout the US as of September 30, 2006 Founded in 1946 Full-service investment banking and brokerage firm 45 branches with approximately 400 Financial Consultants Approximately $19 billion in client assets 2005 revenue = $253.3 million Transaction History Purchased in 1998 (through BFC subsidiary, BankAtlantic Bancorp) $38.1 million purchase price Additional $23.5 million invested Prior relationship with Ryan Beck management from investment banking engagements

Ryan Beck Performance Revenue Income from Continuing Operations * (Dollars in Millions) * Income before discontinued operations, extraordinary items and the cumulative effect of a change in accounting principle. (Dollars in Millions) 53% CAGR

Ryan Beck & Co. Performance 17% Annualized 217% Absolute ($ in millions) Notes: (a) Return calculated by discounting all cash flows from time of investment and ending value based upon estimated current market value, including a $5 million dividend in March 2004. Investment in Ryan Beck made through BFC subsidiary, BankAtlantic Bancorp. (b) Range of values of Ryan Beck is based on comparable investment banking firms as compiled in a November 30, 2006 index of comparable firms and trading multiples by financial services industry specialist Sandler O'Neill & Partners, L.P. The low end of Ryan Beck's value range based on 1.9x price/book multiple and the high end of range based on 2.1x price/tangible book multiple. Ryan Beck's latest twelve months (LTM) earnings are negative; therefore, any valuation based upon a price/LTM earnings multiple is currently meaningless. Sandler O'Neill selected comparable companies are AG Edwards, Raymond James, Piper Jaffrey, Jeffries & Co. and Friedman, Billings, Ramsey. This valuation is based on the historical financial data of Ryan Beck and does not take into account any projected financial data nor any increase or decrease in financial performance and/or the valuation multiples of the companies comprising the index of comparable firms. Total Investment Since 6/98 Mid-Point of Estimated Value Range (a) (a) Estimated range of values based on comparable companies (b): $186 - $194

NYSE: BXG www.bluegreencorp.com

Overview Pre Acquisition Real estate fund dominant shareholder in publicly-traded Bluegreen Fund became impatient with performance of investment Post Acquisition Management thrived under the new long term philosophy Maintained and strengthened Bluegreen's independent Board of Directors Stock price has increased more than 165% since investment Levitt Corporation currently owns approximately 31% of Bluegreen Fifth largest publicly-held operator of vacation ownership resort properties(a) Ranked #57 on Forbes' 2005 list of the "The 200 Best Small Companies" Ranked #48 on Fortune's 2005 list of "America's 100 Fastest Growing Companies" Bluegreen was founded in 1966 and has two principal businesses: Developing and marketing time-share resorts Developing and marketing subdivided residential lots to retail customers Transaction History Purchased large position in 2002 (through Levitt Corporation) Total investment is $56.5 million Pre-transaction relationship with management Solara Surfside Resort (Surfside, FL) Based on vacation ownership revenue as reported in SEC filings.

Bluegreen Performance Revenue (a)(b) Net Income (a)(b) (Dollars in Millions) Bluegreen restated its financial statements for the first three quarters of fiscal 2005 and the fiscal years ended December 31, 2003 and 2004 due to certain misapplications of GAAP in the accounting for sales of the Company's vacation ownership notes receivable and other related matters. The restatement reflects the sales of notes receivable as on-balance sheet financing transactions as opposed to off-balance sheet sales transactions as Bluegreen had originally accounted for these transactions. See Bluegreen's Current Report on Form 10-K dated March 16, 2006 for additional details regarding the restatement. Effective January 1, 2006 Bluegreen was required to adopt SFAS #152, "Accounting for Real Estate Time-sharing Transactions" (the "SOP"), which changes the rules for many aspects of timeshare accounting, including revenue recognition, inventory costing, and incidental operations. The adoption of SFAS #152 resulted in a net charge of $4.5 million. See Bluegreen's Quarterly Report on Form 10-Q dated August 9, 2006 for additional details regarding the charge. (Dollars in Millions) 34% CAGR 31% CAGR

Bluegreen Performance Stock Price Graph 19% Annualized 124% Absolute (a) Total Investment 4/01 & 4/02 Total Current Value (a) Notes: (a) Return calculated by discounting all cash flows from time of investment and ending value based upon average market value of BXG from 11/1/06 through 11/30/06. Investment in Bluegreen held by BFC subsidiary, Levitt Corporation. ($ in millions)

NASDAQ: BNHN / BNHNA www.benihana.com

Overview Founded in 1964, largest operator in United States of teppanyaki-style Japanese restaurants Acquired and continue to grow additional Asian-themed concepts primarily under HARU and RA Sushi brands Current operations: 59 Benihana (owned) 17 Benihana (franchised) 7 Haru 13 RA Sushi Transaction History BFC agreed to purchase $20 million of Benihana convertible preferred stock $20 million of convertible preferred stock purchased in 2 tranches in July 2004 and August 2005 Preferred stock has voting rights and 5% annual dividend Investment represents approximately 10% (at conversion price of $19 per share) of economic ownership and 23% of common stock vote Pre-existing BFC relationship with Benihana board and management Pre Transaction Benihana desired to embark on a renovation program for it's core concept, Benihana, and expand its newer concept RA Sushi Post Transaction Benihana now executing its renovation and expansion plans Benihana plans to open 7 to 11 new restaurants annually.

Benihana Performance Stock Price Graph (BNHN) 34% Annualized 68% Absolute (a) Total Investment 7/04 & 8/05 Total Current Value (a) Notes: (a) Return calculated by discounting all cash flows from time of investment and ending value based upon total shares owned on an as-converted basis times the average market value of BNHN from 11/1/06 through 11/30/06. ($ in millions) ($ in millions)

Summary of Investment Case Studies Investment Years Held Avg. Revenue Growth (a) Indicated Annual Return on Investment 9 6 40% (2001 - 05) 7% 8 53% (2001 - 05) 17% 5 31% (2002 - 05) (b) 19% Revenue growth based on fiscal year-end results, which coincide with the calendar year in all case studies except Benihana, which has a March fiscal year end. Represents 4-year compound annual growth rate, which is the time period that BFC has held the bulk of its investment in Bluegreen. Represents 2-year compound annual growth, which approximates the time period since BFC made its first tranche of two $10 million investments in Benihana. 2 10% (2004 - 06) (c) 34% Core Communities Levitt & Sons

$205.5(a) +14% Annualized +124% Absolute Total Investments Total Current Value as of 11/30/2006 (b) Acquisition of Ryan Beck & Co. Venture Partnerships Investment in Bluegreen Investment in Benihana Notes: (a) Represents the cumulative cash value of investments made in Levitt & Sons and Core Communities (Levitt Corporation), Ryan Beck & Co., Bluegreen and Benihana, Inc. and the total investments under management in the BFC Venture Partnerships from 1997 through 2006. As noted elsewhere, BFC currently owns direct or indirect interests in all of these investments. The information is provided to reflect the estimated value and performance of the various "BFC Family" investments since 1997. (b) Return calculation discounts all cash flows from time of investment and includes all dividends received and Venture Partnerships distributions; current value based upon average market value of public holdings from 11/1/06 through 11/30/06. Ryan Beck's estimated current market value is based upon an average of valuation multiples of an index of comparable firms compiled by Sandler O'Neill & Partners, L.P. research. Investment Results Summary - 1997-2006 $460.4(b) ($ in Millions) S&P 500: +6.0% NASDAQ Comp.: +5.2% Russell 2000: +8.4%

Financial & Investment Highlights

Notes: Summary selected data from the BFC unconsolidated balance sheet which presents only the assets and liabilities of BFC Financial Corp., on a stand-alone basis and excludes any balance sheet data of its subsidiaries. See BFC's quarterly report on Form 10-Q for period ended September 30, 2006 available on our website at www.bfcfinancial.com. The BFC book value of the investments in BankAtlantic Bancorp and Levitt Corp. is calculated by multiplying the shareholder's equity of each entity times BFC's percentage ownership in each entity. The book value, as shown above, was $172.3 million as of September 30, 2006 while the current average market value (November 1, 2006 - November 30, 2006) is $215.7 million. Investment in Benihana carried at cost. The current average market value is $31.9 million, calculated as the average stock price for the period November 1, 2006 to November 30, 2006 of $30.34 per share times the number of shares owned of Common Stock on an as-converted basis (1,052,632 shares). Total value, including dividends is currently $33.6 million, with an indicated absolute return of 68% and an indicated annualized return of 34%. Cash and other assets at September 30, 2006 consists of cash and cash equivalents of $18.6 million, investment securities of $2.0 million, investment in venture partnerships of $0.9 million, investment in and advances to wholly owned subsidiaries of $1.5 million, loans receivable of $1.0 million, and other assets of $3.0 million. The deferred tax liability is net of net operating loss carry forwards (NOL's). Deferred tax liability is calculated by subtracting BFC's original investment from the current carrying value of that investment and applying to that sum the tax rate of 38.575%. Generally, the deferred tax liability will not be required to be paid unless the underlying investments are sold. BFC Selected Financials Balance Sheet - BFC Parent Company - Only (a) ($ in Millions)

Notes: Numbers may not add due to rounding. Balance sheet items as of September 30, 2006. Market value of public holdings is based on the average prices of BBX, LEV and BNHN for the period 11/1/2006 to 11/30/2006. (a) Net Asset Value (NAV1) = the market value of BFC's securities in BBX, LEV and BNHN plus other assets at book value minus liabilities at book value. (b) NAV2 is the same calculation as NAV1 but excludes deferred tax liabilities. (c) BFC market capitalization is the average for the period 11/1/2006 to 11/30/2006 based on fully diluted shares outstanding of 36.3 million as of November 30, 2006. (d) Market capitalization for the same period based on basic shares outstanding (35.8 million shares) is $216.4 million. Using basic shares outstanding, NAV1 equals $6.49 per share which is $0.46 per share, or 8%, greater than the average share price for the period; NAV2 equals $7.44 per share which is $1.40 per share, or 23%, greater than the average share price for the period. Other assets Market value of public holdings (avg. 11/1/06 to 11/30/06) Def. tax liab. $274.6 Assets NAV1(a) NAV2(b) Market Cap(c) ($41.9) Liabilities BFC Net Asset Value vs. Market Cap NAV1 compared to Market Cap (d) : +$13.9 or +6% NAV2 compared to Market Cap (d) : +$47.7 or +22% ($ in millions) Other liab.

Notes: Numbers may not add due to rounding Balance sheet items as of September 30, 2006. (a) Average share price for the period November 1, 2006 to November 30, 2006. (b) Net Asset Value (NAV1) = the market value of BFC's securities in BBX, LEV and BNHN plus other assets at book value minus liabilities at book value divided by fully diluted shares outstanding of 36.3 million as of November 30, 2006. Does not include 1.6 million additional common shares potentially issued if BFC 5% Cumulative Preferred Stock, issued in June 2004, should convert in the future. 5% Preferred Stock is convertible at $9.60 per share beginning on or after April 30, 2007 at the discretion of the holder. (c) NAV2 per share is the same calculation as NAV1 excluding net deferred tax liabilities of $33.9 million as of September 30, 2006. (d) Calculations in chart based on diluted shares outstanding (36.3 million shares). Using basic shares outstanding (35.8 million shares), NAV1 equals $6.49 per share which is $0.46 per share, or 8%, greater than the average share price for the period; NAV2 equals $7.44 per share which is $1.40 per share, or 23%, greater than the average share price for the period. The weighted average share price for Class A and Class B common stock (basic shares only) for the November 1, 2006 to November 31, 2006 period is $6.04 per share. ^ = $0.38 +6% ^ = $1.32 +22% BFC Share Price Compared to BFC Net Asset Value (d) Discount to: NAV1 = (6%) NAV2 = (18%)

Relative Share Performance of BFC Family of Companies 12/31/03 - 11/30/06 Common stocks of 2 main holdings, BankAtlantic & Levitt, trading at or close to multi-year lows Common stocks of Bluegreen trading significantly below recent high * Index = $100 invested on 12/31/2003

Stock Price Comparisons 2004 - 2006 Investment Highest Price since 12/31/03 Current Avg. Price(a) % Diff. - Curr. Avg. to Max Price $19.67 $13.24 -32.7% $32.77 $12.38 -62.2% $24.68 $13.33 -46.0% $36.15 $30.34 -16.1% (a) Average share price for the period November 1, 2006 to November 30, 2006. $11.04 $6.06 -45.1% Avg. Price since 12/31/03 $16.00 $22.03 $14.04 $19.43 $7.79 % Diff.- Avg. to High -18.7% -32.8% -43.1% -46.3% -29.4% % Diff. - Curr. Avg. to 35 month Avg. -17. 2% -43.8% -5.0% +56.2% -22.2%

Same store sales increased 9.8% in 2Q FY2007 Accelerated roll-out of Benihana rejuvenation program 3 remodeled units continue to exceed company target 15% first-year same store sales growth Unit-level and company-level economics continue to be strong (17.7% restaurant operating profit) Homebuilding sector in down-turn Recent Investments in infrastructure technology, quality control and personnel provide significant operational leverage when current cycle improves Reducing costs while improving operational efficiency and cycle times Intrinsic value of land not fully captured in stock price Stock is trading 30% below book value (avg. November price = $12.38 vs. BV / share = $17.82 at 9/30/2006) BFC Portfolio Companies Positioned for Future Investments in marketing and new branches to grow long-term earnings Solidifying current leadership position in growth of low-cost deposits through marketing and new branch expansion in Florida market Potential monetization of Ryan Beck & Co. Implementing actions to substantially improve efficiency ratio Strong balance sheet with a debt/equity ratio of 0.81 @ 9/30/06 Number of resort owners have been growing 20% annually since the end of 2002 Sales effort focused on upgrading existing customers in addition to acquiring new customers through new off-site sales offices and new resorts Communities Division revenue expected to be enhanced beginning in 4Q 2006 by new acquisitions

BFC Investment Highlights Solid diversified investment track record Experienced management team with high level of ownership BFC's seasoned executive group and "Buy & Hold" philosophy attract unique investment opportunities BFC portfolio companies became and remain growth enterprises Opportunity to invest in BFC: BFF trading at 6% - 18% discount to Net Asset Value BFF trading at 12% discount to market value of BFC's holdings in BankAtlantic (BBX), Levitt (LEV) and Benihana (BNHN) BFF trading at low end of 2 1/2 year trading range BFC's key portfolio companies trading substantially below their 2 1/2 year highs

www.bfcfinancial.com

Appendix

Business Approach Create long-term shareholder value Leverage management's investment track record Extensive network of business executives, entrepreneurs and intermediaries generates new opportunities "Buy & Hold" philosophy makes BFC a preferred owner for certain businesses and management teams Partner with experienced management teams who want to manage for the long-term Invest in sound platforms with long-term sustainability consistent with the "Buy & Hold" philosophy Invest in situations where various factors have limited pre-acquisition growth Support management teams by providing: Board oversight and corporate governance Financing assistance Strategic planning Investment expertise and counsel Respect, Patience and Loyalty

Investment Situations Public or private companies Adopt orphans Divestiture of subsidiary by larger company Family business seeking to monetize holdings but preserve management and legacy Going private transactions and management buyouts Change of control transactions Significant minority purchases in special situations

BFC Selected Financials Summary Consolidated Income Statement (a) Notes: Numbers may not add due to rounding. As a holding company with control positions in BankAtlantic Bancorp and Levitt Corporation, generally accepted accounting principles (GAAP) require the consolidation of the financial results of both BankAtlantic Bancorp and Levitt Corporation. As a consequence, the assets and liabilities of both entities are presented on a consolidated basis in BFC's financial statements. However, the debts and obligations of the consolidated entities are not direct obligations of BFC and are non- recourse to BFC. Similarly, the assets of those entities are not available to BFC absent a dividend or distribution from the entity. The recognition by BFC of income from controlled entities is determined based on the percentage of its economic ownership in BankAtlantic Bancorp and Levitt Corporation, which is 21.7% and 16.6%, respectively, which results in BFC recognizing only 21.7% and 16.6% of BankAtlantic Bancorp's and Levitt Corporation's income, respectively. The year ended 12/31/2004 included two items resulting in a $1.4 million net after-tax gain. These items were a litigation settlement gain and costs associated with the prepayment of certain high cost debt. The year ended 12/31/2005 included two items resulting in a $1.2 million net after-tax loss. These items were an impairment charge related to the decision by BankAtlantic to vacate and raze their former headquarters and relocate to a new headquarters and a reserve established by BankAtlantic for possible fines and penalties associated with a previously disclosed deficiency in its Anti-Money Laundering and Bank Secrecy Act ('AML-BSA') compliance. (c) Unaudited data. (In $Millions)

BFC Performance Stock Price Graph Price per share ($) Volume (in thousands) 6/17/03 - 15% stock dividend 12/1/03 - 25% stock dividend 3/1/04 - 25% stock dividend 5/25/04 - 25% stock dividend 6/28/04 - Added to Russell 2000 & 3000 indexes 5/5/03 - BFCF listed on NASDAQ 3/14/05 - 25% stock dividend 6/16/05 - Offering of 5.96 mil. shares (including over- allotment option) 6/22/06 - BFF listed on NYSE ARCA

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